                                                                      Exhibit 23



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 31, 1997, in the Registration Statement (Form S-
1) and related Prospectus of Midwest Medical Insurance Holding Company and Subsidiary dated June 11, 1997.



Ernst & Young LLP




Minneapolis, Minnesota
June 11, 1997